Exhibit 99.1
News Release

ADVANSIX APPOINTS PATRICK C. DAY AS SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Parsippany, N.J., April 13, 2026 – AdvanSix (NYSE: ASIX), an integrated chemistry company serving diverse end markets, today announced the appointment of Patrick C. Day as its Senior Vice President and Chief Financial Officer, effective April 27, 2026. Pat will report directly to Erin Kane, President and Chief Executive Officer of AdvanSix, and will be a member of the Company’s executive leadership team.

“Pat is a proven finance leader with the experience needed to help guide AdvanSix through our next stage of growth and opportunity,” said Erin Kane, President and Chief Executive Officer of AdvanSix. “Pat’s appointment reflects our commitment to building strong leadership and financial capabilities to drive long-term value creation for our shareholders. He brings the right balance of operational and financial discipline, strategic insight and collaborative leadership to navigate the opportunities ahead.”

Day’s extensive experience includes enabling enterprise strategic growth, financial operational discipline and value creation in publicly traded, global industrial and chemical companies. He most recently served as Vice President of Financial Planning and Analysis and Investor Relations at FMC Corporation, where he led enterprise‑wide FP&A, strategic planning, forecasting, earnings analysis and investor communications. His background also includes senior global finance leadership roles at FMC, with earlier experience in Deloitte Consulting’s Finance Transformation practice and various finance roles with United Technologies Corporation. Pat holds a bachelor’s degree in finance from Elizabethtown College and a master’s degree in accounting and tax from the University of Connecticut.

“I am excited to join AdvanSix at a time when the company has a clear strategy and roadmap, strong momentum and a compelling opportunity ahead,” said Pat Day. “What drew me to AdvanSix is the combination of its portfolio of essential chemistries that power everyday life, a safety-focused culture intent on delivering impact and a leadership team with a clear emphasis on long-term value creation. AdvanSix is well positioned for the future, and I am excited to partner with the team to support disciplined performance and drive long-term growth.”

Day replaces Christopher Gramm, who has been serving as Interim Chief Financial Officer during the Company’s search for a permanent Chief Financial Officer. Chris will continue to serve as Vice President of Corporate Finance and Strategic Financial Planning & Analysis for AdvanSix.

About AdvanSix
AdvanSix is an integrated chemistry company that produces essential materials for our customers across diverse end markets. Our value chain of our five U.S.-based manufacturing facilities plays a critical role in global supply chains and enables us to innovate and deliver essential products for our customers across building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives, electronics and other end markets. Guided by our core values of Safety, Integrity, Accountability and Respect, AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, plant nutrients, and chemical intermediates. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements

This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; the potential effects of inflationary pressures, tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions, changes in interest rates, labor market shortages and supply chain issues; instability or volatility in financial markets or other unfavorable economic or business conditions caused by geopolitical concerns, including as a result of new or proposed legislation or regulatory, trade or other policies in or impacting the U.S., the conflict between Russia and Ukraine, the conflicts in Israel, Gaza and Iran, and related uncertainty in the surrounding region, and the possible expansion of such conflicts; the effect of any of the foregoing on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks, data privacy incidents and disruptions to our technology infrastructure; risks associated with potential use of artificial intelligence in our operations or those of third party service providers; risks associated with operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost, or at all, due to economic conditions or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters, pandemics, geopolitical conflicts and related events; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of a number of risks, uncertainties and other factors including those noted above and those identified in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, as updated in subsequent reports filed with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. We do not undertake to update or revise any of our forward-looking statements.

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Contacts:
Media Investors
Janeen Lawlor Adam Kressel
(973) 526-1615 (973) 526-1700
janeen.lawlor@advansix.com adam.kressel@advansix.com